SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

Amended filing to include information regarding the comments of the former auditor during their engagement.

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 8, 2008

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HOTGATE TECHNOLOGY, INC.

(Exact name of registrant as specified in Charter)

NEVADA	333-129388	71-098116
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 1602, Aitken Vanson Centre, 61 Hoi Yuen Rd., Kwun Tong, Hong Kong

(Address of principal executive offices, including zip code)

(852)2270-0688

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

As approved by the Registrant’s Board of Directors on September 8, 2008, the accounting firm of Madsen Bros. and Associates (“Madsen”) was engaged to take over the audit responsibilities from Dale Matheson Carr Hilton LaBonte LLP  (“DMCHL”) and DMCHL was dismissed on that same date.

DMCHL had served as the Registrant’s independent auditor since the Company’s inception. Except as described below, the audit reports of DMCHL for the last two years on those consolidated financial statements of Hotgate Technology, Inc. and its predecessor RNS Software, Inc. did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.  DMHCL’s audit report relating to the audit of Hotgate’s financial statements for the years ended December 31, 2006 and 2007 indicated the auditors’ substantial doubt about the Company’s ability to continue as a going concerns because, at those times, the Company required additional funds to meet its obligations and the costs of its operations.

Since the engagement of DMCHL, the Registrant (or someone on its behalf) has not consulted with Madsen, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304 of Regulation S-K.

During the period that DMCHL served as the Registrant’s independent auditor and through the date of dismissal, the Registrant has not had any disagreements with DMCHL, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountants' satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.  Additionally, there have been no reportable events within the meaning set forth in Item 304 of Regulation S-K.

Registrant has provided DMCHL  with a copy of this Current Report on Form 8-K before it was filed and requested that DMCHL furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of DMCHL’s letter dated September 8, 2008 is filed as Exhibit 16 to this Current Report on Form 8-K.

ITEM 5.03 CHANGE IN REGISTRANT’S FISCAL YEAR

According to the Share Exchange Agreement entered that closed on July 3, 2008 and was previously reported on Form 8-K filed July 10, 2008, the Company has adopted the fiscal year of Hotgate Technology, Inc. Accordingly, the Company’s new fiscal year-end is May 31.  The Company’s first filing under the new fiscal year shall be for the period ended August 31, 2008.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit

Number

 Description

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Exhibit 16.1.

Letter to the Registrant from Dale Matheson Carr Hilton LaBonte LLP dated September 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2008

           HOTGATE TECHNOLOGY, INC.

/s/ Michael Yang

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By: Michael Yang

Its: Chief Executive Officer and Director